UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 27, 2004

                                 SEMITOOL, INC.
             (Exact name of registrant as specified in its charter)

                                     0-25424
                            (Commission File Number)

          Montana                                    81-0384392
(State or other jurisdiction            (I.R.S. Employer Identification No.)
      of incorporation)

                                 Semitool, Inc.
                655 West Reserve Drive, Kalispell, Montana 59901
                                 (406) 752-2107
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


Item 7.    Financial Statements and Exhibits

   (c) Exhibits:

       Exhibit No.    Description
       -----------    -----------
       Exhibit 99.1   Press Release dated April 27, 2004

Item 12.   Results of Operations and Financial Condition

On April 27, 2004, Semitool, Inc. (the Company") issued a press release announcing the Company's financial results for the second quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                           SEMITOOL, INC.
                                                              (Registrant)

       Date: April 27, 2004                          By: /s/Larry A. Viano
                                                        ------------------
                                                         Larry A. Viano
                                                         Chief Financial Officer